Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Nature of operations
Nature of operations
McGraw Hill Financial, Inc. (together with its consolidated subsidiaries, the “Company,” the “Registrant,” “we,” “us” or “our”) is a leading benchmarks & ratings, analytics, data and research provider serving the global capital, commodities and commercial markets. The capital markets include asset managers, investment banks, commercial banks, exchanges, and issuers; the commodities markets include producers, traders and intermediaries within energy, metals, and agriculture; and the commercial markets include professionals and corporate executives within automotive and marketing / research information services.

Our operations consist of four reportable segments: Standard & Poor’s Ratings Services (“S&P Ratings”), S&P Capital IQ, S&P Dow Jones Indices ("S&P DJ Indices") and Commodities & Commercial (“C&C”).

•	S&P Ratings is an independent provider of credit ratings, research and analytics, offering investors and market participants information, ratings and benchmarks.

•	S&P Capital IQ is a global provider of multi-asset-class data, research and analytical capabilities, which integrate cross-asset analytics and desktop services.

•	S&P DJ Indices is a global leading index provider that maintains a wide variety of valuation and index benchmarks for investment advisors, wealth managers and institutional investors.

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C&C consists of business-to-business companies specializing in commercial and commodities markets that deliver their customers access to high-value information, data, analytic services and pricing and quality benchmarks. As of August 1, 2013, we completed the sale of Aviation Week and the results have been included in C&C's results through that date.

See Note 11 – Segment and Geographic Information for further discussion on our operating segments, which are also our reportable segments.

On November 3, 2014, we completed the sale of McGraw Hill Construction, which has historically been part of our C&C segment, to Symphony Technology Group for $320 million in cash completing the portfolio rationalization to create McGraw Hill Financial. Accordingly, the results of operations for the year ended December 31, 2014 and all prior periods presented have been reclassified to reflect the business as a discontinued operation. The assets and liabilities have been removed from the consolidated balance sheet as of December 31, 2014 and classified as held for sale as of December 31, 2013 and December 31, 2012.

We completed the sale of our McGraw-Hill Education business ("MHE") on March 22, 2013 and, accordingly, the results of operations of MHE have been reclassified to reflect the business as a discontinued operation for the years ended December 31, 2013 and December 31, 2012. The assets and liabilities of MHE have been removed from the consolidated balance sheet as of December 31, 2013 and classified as held for sale as of December 31, 2012.

See Note 2 — Acquisitions and Divestitures for further discussion on discontinued operations.

Discontinued Operations
Discontinued Operations
In determining whether a group of assets disposed or to be disposed of should be presented as a discontinued operation, we make a determination of whether the group of assets being disposed of comprises a component of the entity; that is, whether it has historic operations and cash flows that can be clearly distinguished both operationally and for financial reporting purposes. We also determine whether the cash flows associated with the group of assets have been or will be eliminated from our ongoing operations as a result of the disposal transaction and whether we will have significant continuing involvement in the operations of the group of assets after the disposal transaction. If we conclude that the cash flows have been eliminated and we have no significant continuing involvement, then the results of operations of the group of assets being disposed of (as well as any gain or loss on the disposal transaction) are aggregated for separate presentation apart from our continuing operating results in the consolidated financial statements. See Note 2 – Acquisitions and Divestitures for a summary of discontinued operations. Unless otherwise indicated, all disclosures and amounts in the notes to our consolidated financial statements relate to our continuing operations.

Principles of consolidation
Principles of consolidation
The consolidated financial statements include the accounts of all subsidiaries and our share of earnings or losses of joint ventures and affiliated companies under the equity method of accounting. All significant intercompany accounts and transactions have been eliminated.

Use of estimates
Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and cash equivalents
Cash and cash equivalents
Cash and cash equivalents include ordinary bank deposits and highly liquid investments with original maturities of three months or less that consist primarily of money market funds with unrestricted daily liquidity and fixed term time deposits. Such investments and bank deposits are stated at cost, which approximates market value and were $2.5 billion and $1.5 billion as of December 31, 2014 and 2013, respectively. These investments are not subject to significant market risk.

Short-term investments
Short-term investments
Short-term investments are securities with original maturities greater than 90 days that are available for use in our operations in the next twelve months. The short-term investments, primarily consisting of certificates of deposit, are classified as held-to-maturity and therefore are carried at cost. Interest and dividends are recorded into income when earned.

Accounts receivable
Accounts receivable
Credit is extended to customers based upon an evaluation of the customer’s financial condition. Accounts receivable, which include billings consistent with terms of contractual arrangements, are recorded at net realizable value.

Allowance for doubtful accounts and sales returns
Allowance for doubtful accounts
The allowance for doubtful accounts reserve methodology is based on historical analysis, a review of outstanding balances and current conditions. In determining these reserves, we consider, amongst other factors, the financial condition and risk profile of our customers, areas of specific or concentrated risk as well as applicable industry trends or market indicators.

Deferred technology costs
Deferred technology costs
We capitalize certain software development and website implementation costs. Capitalized costs only include incremental, direct costs of materials and services incurred to develop the software after the preliminary project stage is completed, funding has been committed and it is probable that the project will be completed and used to perform the function intended. Incremental costs are expenditures that are out-of-pocket to us and are not part of an allocation or existing expense base. Software development and website implementation costs are expensed as incurred during the preliminary project stage. Capitalized costs are amortized from the year the software is ready for its intended use over its estimated useful life, three to seven years, using the straight-line method. Periodically, we evaluate the amortization methods, remaining lives and recoverability of such costs. Capitalized software development and website implementation costs are included in other non-current assets and are presented net of accumulated amortization. Gross deferred technology costs were $123 million and $131 million as of December 31, 2014 and 2013, respectively. Accumulated amortization of deferred technology costs was $55 million and $71 million as of December 31, 2014 and 2013, respectively.

Fair Value
Fair Value
Certain assets and liabilities are required to be recorded at fair value and classified within a fair value hierarchy based on inputs used when measuring fair value. We have an immaterial amount of forward exchange contracts that are adjusted to fair value on a recurring basis.

Other financial instruments, including cash and equivalents and short-term investments, are recorded at cost, which approximates fair value because of the short-term maturity and highly liquid nature of these instruments. The fair value of our long-term debt borrowings were $871 million and $801 million as of December 31, 2014 and 2013, respectively, and was estimated based on quoted market prices.

Accounting for the impairment of long-lived assets (including other intangible assets)
Accounting for the impairment of long-lived assets (including other intangible assets)
We evaluate long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Upon such an occurrence, recoverability of assets to be held and used is measured by comparing the carrying amount of an asset to current forecasts of undiscounted future net cash flows expected to be generated by the asset. If the carrying amount of the asset exceeds its estimated future cash flows, an impairment charge is recognized equal to the amount by which the carrying amount of the asset exceeds the fair value of the asset. For long-lived assets held for sale, assets are written down to fair value, less cost to sell. Fair value is determined based on market evidence, discounted cash flows, appraised values or management’s estimates, depending upon the nature of the assets.

On July 31, 2014, we completed the sale of the Company's aircraft to Harold W. McGraw III, Chairman of the Company's Board of Directors and former President and CEO of the Company for a purchase price of $20 million. During the second quarter of 2014, we recorded a non-cash impairment charge of $6 million within other loss (income) in our consolidated statement of income as a result of the pending sale. See Note 13 – Related Party Transactions for further discussion.

On June 30, 2014, we completed the sale of our data center to Quality Technology Services, LLC (“QTS”) which owns, operates, and manages data centers. Net proceeds from the sale of $58 million were received in July of 2014. The sale includes all of the facilities and equipment on the south campus of our East Windsor, New Jersey location, inclusive of the rights and obligations associated with an adjoining solar power field. The sale resulted in an expense of $3 million recorded within other loss (income) in our consolidated statement of income, which is in addition to the non-cash impairment charge of $36 million we recorded in the fourth quarter of 2013 to adjust the value facilities and associated infrastructure classified as held for sale to their fair value.

During the fourth quarter of 2013, we also incurred a $26 million non-cash impairment charge associated with an intangible asset acquired through the formation of our S&P Dow Jones Indices LLC joint venture.

There were no material impairments of long-lived assets for the year ended December 31, 2012.

Goodwill and other indefinite-lived intangible assets
Goodwill and other indefinite-lived intangible assets
Goodwill represents the excess of purchase price and related costs over the value assigned to the net tangible and identifiable intangible assets of businesses acquired. Goodwill and other intangible assets with indefinite lives are not amortized, but instead are tested for impairment annually during the fourth quarter each year or more frequently if events or changes in circumstances indicate that the asset might be impaired. We have four reporting units with goodwill that are evaluated for impairment.

We initially perform a qualitative analysis evaluating whether any events and circumstances occurred or exist that provide evidence that it is more likely than not that the fair value of any of our reporting units is less than its carrying amount. If, based on our evaluation we do not believe that it is more likely than not that the fair value of any of our reporting units is less than its carrying amount, no quantitative impairment test is performed. Conversely, if the results of our qualitative assessment determine that it is more likely than not that the fair value of any of our reporting units is less than their respective carrying amounts we perform a two-step quantitative impairment test.

When conducting the first step of our two step impairment test to evaluate the recoverability of goodwill at the reporting unit level, the estimated fair value of the reporting unit is compared to its carrying value including goodwill. Fair value of the reporting units are estimated using the income approach, which incorporates the use of a discounted free cash flow (“DCF”) analyses and are corroborated using the market approach, which incorporates the use of revenue and earnings multiples based on market data. The DCF analyses are based on the current operating budgets and estimated long-term growth projections for each reporting unit. Future cash flows are discounted based on a market comparable weighted average cost of capital rate for each reporting unit, adjusted for market and other risks where appropriate. In addition, we analyze any difference between the sum of the fair values of the reporting units and our total market capitalization for reasonableness, taking into account certain factors including control premiums.

If the fair value of the reporting unit is less than the carrying value, a second step is performed which compares the implied fair value of the reporting unit’s goodwill to the carrying value of the goodwill. The fair value of the goodwill is determined based on the difference between the fair value of the reporting unit and the net fair value of the identifiable assets and liabilities of the reporting unit. If the implied fair value of the goodwill is less than the carrying value, the difference is recognized as an impairment charge.

We evaluate the recoverability of indefinite-lived intangible assets by first performing a qualitative analysis evaluating whether any events and circumstances occurred that provide evidence that it is more likely than not that the indefinite-lived asset is impaired. If, based on our evaluation of the events and circumstances that occurred during the year we do not believe that it is more likely than not that the indefinite-lived asset is impaired, no quantitative impairment test is performed. Conversely, if the results of our qualitative assessment determine that it is more likely than not that the indefinite-lived asset is impaired a quantitative impairment test is performed. If necessary, the impairment test is performed by comparing the estimated fair value of the intangible asset to its carrying value. If the indefinite-lived intangible asset carrying value exceeds its fair value, an impairment analysis is performed using the income approach. The fair value of loss is recognized in an amount equal to that excess.

Significant judgments inherent in these analyses include estimating the amount and timing of future cash flows and the selection of appropriate discount rates, royalty rates and long-term growth rate assumptions. Changes in these estimates and assumptions could materially affect the determination of fair value for each reporting unit and indefinite-lived intangible asset and could result in an impairment charge, which could be material to our financial position and results of operations.

We performed our impairment assessment of goodwill and indefinite-lived intangible assets and concluded that no impairment existed for the years ended December 31, 2014 and December 31, 2013. As further discussed in Note 2 – Acquisitions and Divestitures, we determined that during the year ended December 31, 2012, the goodwill at MHE's School Education Group was impaired.

Foreign currency translation
Foreign currency translation
We have operations in many foreign countries. For most international operations, the local currency is the functional currency. For international operations that are determined to be extensions of the parent company, the U.S. dollar is the functional currency. For local currency operations, assets and liabilities are translated into U.S. dollars using end of period exchange rates, and revenue and expenses are translated into U.S. dollars using weighted-average exchange rates. Foreign currency translation adjustments are accumulated in a separate component of equity.

Revenue recognition
Revenue recognition
Revenue is recognized as it is earned when services are rendered. We consider amounts to be earned once evidence of an arrangement has been obtained, services are performed, fees are fixed or determinable and collectability is reasonably assured. Revenue relating to products that provide for more than one deliverable is recognized based upon the relative fair value to the customer of each deliverable as each deliverable is provided. Revenue relating to agreements that provide for more than one service is recognized based upon the relative fair value to the customer of each service component as each component is earned. If the fair value to the customer for each service is not objectively determinable, management makes its best estimate of the services’ stand-alone selling price and records revenue as it is earned over the service period. For arrangements that include multiple services, fair value of the service components are determined using an analysis that considers cash consideration that would be received for instances when the service components are sold separately. Advertising revenue is recognized when the page is run. Subscription income is recognized over the related subscription period.

Depreciation
Depreciation
The costs of property and equipment are depreciated using the straight-line method based upon the following estimated useful lives: buildings and improvements from 15 to 40 years and equipment and furniture from 2 to 10 years. The costs of leasehold improvements are amortized over the lesser of the useful lives or the terms of the respective leases.

Advertising expense
Advertising expense
The cost of advertising is expensed as incurred. We incurred $35 million, $41 million and $31 million in advertising costs for the years ended December 31, 2014, 2013 and 2012, respectively.

Stock-based compensation
Stock-based compensation
Stock-based compensation expense is measured at the grant date based on the fair value of the award and is recognized over the requisite service period, which typically is the vesting period. Stock-based compensation is classified as both operating-related expense and selling and general expense in the consolidated statements of income.

Income taxes
Income taxes
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to be applied to taxable income in the years in which those temporary differences are expected to be recovered or settled. We recognize liabilities for uncertain tax positions taken or expected to be taken in income tax returns. Accrued interest and penalties related to unrecognized tax benefits are recognized in interest expense and operating expense, respectively.

Judgment is required in determining our provision for income taxes, deferred tax assets and liabilities and unrecognized tax benefits. In determining the need for a valuation allowance, the historical and projected financial performance of the operation that is recording a net deferred tax asset is considered along with any other pertinent information.

We file income tax returns in the U.S. federal jurisdiction, various states, and foreign jurisdictions, and we are routinely under audit by many different tax authorities. We believe that our accrual for tax liabilities is adequate for all open audit years based on our assessment of many factors including past experience and interpretations of tax law. This assessment relies on estimates and assumptions and may involve a series of complex judgments about future events. It is possible that examinations will be settled prior to December 31, 2015. If any of these tax audit settlements do occur within that period we would make any necessary adjustments to the accrual for unrecognized tax benefits. Until formal resolutions are reached between us and the tax authorities, the determination of a possible audit settlement range with respect to the impact on unrecognized tax benefits is not practicable. On the basis of present information, our opinion is that any assessments resulting from the current audits will not have a material effect on our consolidated financial statements.

Redeemable Noncontrolling Interest
Redeemable Noncontrolling Interest
The agreement with the minority partners of our S&P Dow Jones Indices LLC joint venture discussed in Note 2 — Acquisitions and Divestitures, contains redemption features whereby interests held by our minority partners are redeemable both at the option of the holder and upon the occurrence of an event that is not solely within our control. Since redemption of the noncontrolling interest is outside of our control, this interest is presented on our consolidated balance sheets under the caption “Redeemable noncontrolling interest.” If the interest were to be redeemed, we would be required to purchase all of such interest at fair value on the date of redemption. We adjust the redeemable noncontrolling interest each reporting period to its estimated redemption value, but never less than its initial fair value, using a combination of an income and market valuation approach. Our income and market valuation approaches may incorporate Level 3 measures for instances when observable inputs are not available, including assumptions related to expected future net cash flows, long-term growth rates, the timing and nature of tax attributes, and the redemption features. Any adjustments to the redemption value will impact retained income. See Note 8 – Equity, for further detail.

Contingencies
Contingencies
We accrue for loss contingencies when both (a) information available prior to issuance of the financial statements indicates that it is probable that a liability had been incurred at the date of the financial statements and (b) the amount of loss can reasonably be estimated. We continually assess the likelihood of any adverse judgments or outcomes to our contingencies, as well as potential amounts or ranges of probable losses, and recognize a liability, if any, for these contingencies based on an analysis of each matter with the assistance of outside legal counsel and, if applicable, other experts. Because many of these matters are resolved over long periods of time, our estimate of liabilities may change due to new developments, changes in assumptions or changes in our strategy related to the matter. When we accrue for loss contingencies and the reasonable estimate of the loss is within a range, we record its best estimate within the range. We disclose an estimated possible loss or a range of loss when it is at least reasonably possible that a loss may have been incurred.

Recent Accounting Standards
Recent Accounting Standards
In August of 2014, the Financial Accounting Standards Board (“FASB”) issued guidance that requires management to evaluate, at each annual and interim reporting period, whether there are conditions or events that raise substantial doubt about the entity's ability to continue as a going concern within one year after the date the financial statements are issued and provide related disclosures. This guidance is effective for reporting periods beginning after December 15, 2016, however, early adoption is permitted. We do not expect the adoption of this guidance to have a significant impact on our consolidated financial statements.

In May of 2014, the FASB and the International Accounting Standards Board (“IASB”) issued jointly a converged standard on the recognition of revenue from contracts with customers which is intended to improve the financial reporting of revenue and comparability of the top line in financial statements globally. The core principle of the new standard is for the recognition of revenue to depict the transfer of goods or services to customers in amounts that reflect the payment to which the company expects to be entitled in exchange for those goods or services. The new standard will also result in enhanced revenue disclosures, provide guidance for transactions that were not previously addressed comprehensively and improve guidance for multiple-element arrangements. The amendments are effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is not permitted. We are currently in the process of assessing the impact the adoption of this guidance will have on our consolidated financial statements.

In April of 2014, the FASB issued final guidance that raises the threshold for a disposal to qualify as a discontinued operation and requires new disclosures of both discontinued operations and certain other disposals that do not meet the definition of a discontinued operation. The guidance is intended to reduce the frequency of disposals reported as discontinued operations by focusing on strategic shifts that have or will have a major effect on an entity’s operations and financial results. In addition, the guidance permits companies to have continuing cash flows and significant continuing involvement with the disposed component. The FASB’s amended guidance is effective for our annual reporting period beginning January 1, 2015, however, early adoption is permitted. We do not expect the adoption of the guidance to have a significant impact on our consolidated financial statements.

In July of 2013, the FASB issued amended guidance that resolves the diversity in practice for the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. This new accounting guidance requires the netting of unrecognized tax benefits ("UTBs") against a deferred tax asset for a loss or other carryforward that would apply in settlement of the uncertain tax positions. Under the new standard, UTBs will be netted against all available same-jurisdiction loss or other tax carryforwards that would be utilized, rather than only against carryforwards that are created by the UTBs. The new standard requires prospective adoption but allows retrospective adoption for all periods presented. The amendments were effective on January 1, 2014, and the adoption of the guidance did not have a significant impact on our consolidated financial statements.

In March of 2013, the FASB issued amended guidance that resolves the diversity in practice for the accounting for the cumulative translation adjustment upon derecognition of certain subsidiaries or groups of assets within a foreign entity. The amended guidance requires that when a parent entity ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity, the parent is required to release any related cumulative translation adjustment into net income in instances when a sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. Additionally, the amended guidance clarifies that the sale of an investment in a foreign entity includes both (1) events that result in the loss of a controlling financial interest in a foreign entity and (2) events that result in an acquirer obtaining control of an acquiree in which it held an equity interest immediately before the acquisition date. In these instances, an entity is required to release the cumulative translation adjustment into net income. The amendments were effective on January 1, 2014, and the adoption of the guidance did not have a significant impact on our consolidated financial statements.

Reclassification	Reclassification Certain prior year amounts have been reclassified for comparability purposes.